COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 4th Quarter 2023 PEOPLE, GROWTH AND POSSIBILITIES

CAUTIONARY STATEMENT A number of statements we will be making in our presentation and in the accompanying slides are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation’s plans, goals, objectives, expectations, projections, estimates and intentions. These forward- looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s actual results to differ materially from such forward- looking statements made herein or by management of the Corporation are set forth in the Corporation’s 2022 Annual Report on Form 10-K, 3rd Quarter 2023 Report on Form 10- Q and the Corporation’s Current Reports on Form 8-K. 2

COMMERCE BANCSHARES

158 YEARS IN BUSINESS



FULL-SERVICE BANKING FOOTPRINT

141 full-service branches and 272 ATMs
St. Louis • Kansas City • Springfield • Central Missouri
Central Illinois • Wichita • Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston

U.S. PRESENCE

Extended Commercial Market Area

Commercial Payments Services
Offered in 48 states across the U.S.

TOTAL ASSETS
$31.7 BILLION

41st
LARGEST U.S. BANK BASED ON ASSET SIZE[1]

MARKET CAP
$7.0 BILLION

19TH
LARGEST U.S. BANK BASED ON MARKET CAP[1]

TOTAL TRUST ASSETS UNDER ADMINISTRATION
$68.9 BILLION

20TH
LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[1]

TIER 1 COMMON RISK-BASED CAPITAL RATIO
AS OF SEPT. 30, 2023
15.11%

3RD
HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

TOTAL DEPOSITS **$25.4** BILLION

TOTAL LOANS[2] **$17.2** BILLION

$9.9 BILLION **COMMERCIAL CARD VOLUME**
AS OF DECEMBER 31, 2023

17.94% **RETURN ON AVERAGE COMMON EQUITY YTD**

7TH YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

a2 **BASELINE CREDIT ASSESSMENT[3]**

TWO RATINGS ABOVE THE U.S. BANKING INDUSTRY MEDIAN RATING OF baa1

Sources: [1]S&P Global Market Intelligence – Regulated U.S. depositories which includes commercial banks, bank holding companies, and credit unions, rankings as of 9/30/2023; [2]Includes loans held for sale; [3]Moody's Sector Profile: Banks, November 30, 2023, Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength; Company reports and filings, information as of 12/31/2023 unless otherwise noted.

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4 TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 36%1 of total revenue, bolstered by growing wealth and national payments businesses Deposit Franchise $23.4 billion in low-cost, diverse deposits2 with peer-leading historical deposit betas Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, Consistent Earnings & Shareholder Value Almost 9% total annualized return to shareholders over the last 15 years, outperforming the annualized KBW Regional Bank Index return of 7%3 Capital Management Strong capital ratios, 55th consecutive year of common dividend increases4 Credit Quality Conservative risk profile drives outperformance across credit cycles 1As of YTD 12/31/2023; 2Excludes certificates of deposit greater than $100,000, period-end balance as of 12/31/2023; 3As of 12/31/2023; 4Based on 1Q2023 paid dividend

$.84 EPS 5 • Net interest income flat to Q3 at $248MM. • Net interest margin increased 6 bps from Q3 to 3.17%. • Total cost of deposits increased 13 bps to 1.34%, compared to an increase of 34 bps in Q3. • Non-interest expense includes a $16MM one-time FDIC special assessment2. • Total average assets declined $728MM from Q3, driven by $901M3 of wholesale funding maturities. • Period end non-interest bearing deposits to total deposits was generally flat to Q3 at 31.4%. • Net loan charge-offs of .19% and non-accrual loans of .04%. • TCE/TA increased 107 bps over Q3 to 8.85%. • Book value per share increased 14.4% to $22.77. Highlights Well-positioned for current environment 4Q2023 HIGHLIGHTS $142 million PPNR1 $109.2 million Net Income 16.48% ROACE 1.38% ROAA 63.80% Efficiency Ratio 1See the non-GAAP reconciliation on page 25 2Accrued in 4Q23 3Decrease in actual balances

Quarterly Average Balances 4Q23 vs. 3Q23 4Q23 vs. 4Q22 $ in millions 4Q23 $ Change % Change $ Change % Change Commercial $11,029.5 $29.4 0% $981.7 10% Consumer 6,028.6 60.4 1% 191.4 3% Total Loans $17,058.1 $89.8 1% $1,173.1 7% Investment Securities $9,843.0 $(646.8) (6)% $(2,832.4) (22)% Interest Earning Deposits with Banks $2,387.4 $49.7 2% $1,747.4 273% Deposits $25,209.5 $(356.2) (1)% $(1,397.5) (5)% Book Value per Share1 $22.77 $2.87 14% $3.87 20% BALANCE SHEET HIGHLIGHTS 6 1For the quarters ended December 31, 2023, September 30, 2023, and December 31, 2022 Loans: 7% growth over prior year. Investment securities: Continued portfolio run-off, funding cash balances and loan growth. Interest Earning Deposits with Banks: Maintained ample levels of liquidity through Q4. Average Deposits: Declined from Q3, mostly reflecting brokered deposit run-off.

$16.2 $17.5 $10.4 $7.9 $7.7 4Q22 $17.7 3Q23 4Q23 $26.6 $25.6 $25.2 -5% $10.1 $11.0 $11.0 $5.8 $6.0 $6.1 4Q22 3Q23 4Q23 $15.9 $17.0 $17.1 BALANCE SHEET 7 Loans Consumer Loans Commercial Loans Loan Yield Deposits QTD Average Balances $ billions Non-Interest Bearing Interest-Bearing Deposits Interest-Bearing Deposit Cost QTD Average Balances $ billions 5.03% 6.02% 6.15% .40% 1.76% 1.93% +7%

LOAN PORTFOLIO 8 $ in 000s 12/31/2023 9/30/2023 12/31/2022 QoQ YoY Business $6,019,036 $5,908,330 $5,661,725 1.9% 6.3% Construction 1,446,764 1,539,566 1,361,095 -6.0% 6.3% Business Real Estate 3,719,306 3,647,168 3,406,981 2.0% 9.2% Personal Real Estate 3,026,041 3,024,639 2,918,078 .0% 3.7% Consumer 2,077,723 2,125,804 2,059,088 -2.3% 0.9% Revolving Home Equity 319,894 305,237 297,207 4.8% 7.6% Consumer Credit Card 589,913 574,829 584,000 2.6% 1.0% Overdrafts 6,802 3,753 14,957 81.2% -54.5% Total Loans $17,205,479 $17,129,326 $16,303,131 .4% 5.5% Period-End Balances $ in 000s 12/31/2023 9/30/2023 12/31/2022 QoQ YoY Business $5,861,229 $5,849,227 $5,478,241 .2% 7.0% Construction 1,523,682 1,508,850 1,268,900 1.0% 20.1% Business Real Estate 3,644,589 3,642,010 3,300,697 .1% 10.4% Personal Real Estate 3,027,664 2,992,500 2,886,686 1.2% 4.9% Consumer 2,117,268 2,102,281 2,089,912 .7% 1.3% Revolving Home Equity 310,282 304,055 293,681 2.0% 5.7% Consumer Credit Card 568,112 564,039 559,463 .7% 1.5% Overdrafts 5,258 5,341 7,428 -1.6% -29.2% Total Loans $17,058,084 $16,968,303 $15,885,008 .5% 7.4% QTD Average Balances

COMMERCIAL REAL ESTATE BREAKDOWN

Real Estate - Business Loans	% of Total Loans
Owner – Occupied	6.8%
Industrial	3.7%
Office	2.8%
Retail	2.1%
Hotels	1.7%
Multi-family	1.5%
Farm	1.1%
Senior living	1.1%
Other	.8%
Total	**21.6%**

Real Estate - Business Loans $3.7 billion



31.6%
Owner-occupied
13.2% Office
17.0%
Industrial
9.9%
Retail
6.9%
Multi-family
7.9%
Hotels
Farm 5.3%
Senior living 4.9%
Other 3.3%

Real Estate - Business Loans: Office Outstanding Balances by Geography[1]



Other Midwest States
Other States
OH
CO
IL
OK
7.6%
0.8%
5.1%
2.5%
2.8%
2.0%
53.4% MO
KS
19.5%
6.3%
TX

Real Estate - Business Loans: Office Attributes

as of December 31, 2023

- TTM Net Charge-offs on Office loans: .00%
- Delinquent Office Loans: .00%
- Non-Performing Office Loans: .00%
- Criticized[2] Office Loans to Total Office Loans: .00%
- Weighted Average LTV of Office Loans: 61.8%[3]
- Percent of loans at floating interest rate: 74.7%

[1]Geography determined by location of collateral. Includes only loans with a balance of $1 million and above, which represents 93% of outstanding balance of the stabilized, non-owner occupied office loans
[2]Critized is defined as special mention, substandard, and non-accrual loans
[3]LTV based on current exposure and property value at time of most recent valuation. Includes only loans with a balance of $1 million and above, which represents 93% of outstanding balance of the stabilized, non-owner occupied office loans

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10 INCOME STATEMENT HIGHLIGHTS $137 $175 $255 $217 4Q22 $391 $143 $163 $248 $228 3Q23 $391 $145 $142 $248 $235 4Q23 $393 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 4Q23 Comparison vs. 4Q22 (18.7)% vs. 3Q23 (13.1)% Pre-Tax, Pre-Provision Net Revenue (PPNR) $ in millions Revenue was up .5% over both 3Q and the same period last year. Expenses in 4Q23 include a $16MM FDIC special assessment1. $251 FDIC Special Assessment$16 See the non-GAAP reconciliation on page 25 1Accrued in 4Q23

4Q23 vs. 3Q23 4Q23 vs. 4Q22 $ in millions 4Q23 $ Change % Change $ Change % Change Net Interest Income $248.4 $(0.1) (0)% $(6.2) (2)% Non-Interest Income 144.9 1.9 1% 8.1 6% Non-Interest Expense 251.3 23.2 10% 34.5 16% Pre-Tax, Pre-Provision Net Revenue1 $142.0 $(21.4) (13)% $(32.7) (19)% Investment Securities Gains, Net $7.6 $3.3 77% $(1.3) (15)% Provision for Credit Losses $5.9 $(5.8) (50)% $(9.6) (62)% Net-Income Attributable to Commerce Bancshares, Inc. $109.2 $(11.4) (10)% $(22.4) (17)% For the three months ended 4Q23 3Q23 4Q23 vs. 3Q23 4Q22 4Q23 vs. 4Q22 Net Income per Common Share – Diluted $.84 $.92 (9)% $1.00 (16)% Net Yield on Interest Earning Assets 3.17% 3.11% 6 bps 3.18% (1) bp INCOME STATEMENT 111See the non-GAAP reconciliation on page 25

NON-INTEREST INCOME HIGHLIGHTS 12 4Q23 vs. 3Q23 4Q23 vs. 4Q22 $ in millions 4Q23 $ Change % Change $ Change % Change Bank Card Transaction Fees $47.9 $1.0 2% $3.3 7% Trust Fees 49.2 (.1) 0% 4.4 10% Deposit Account Charges and Other Fees 23.5 .4 2% 1.5 7% Capital Market Fees 4.3 .7 21% .9 26% Consumer Brokerage Services 3.6 (.2) (5)% (.9) (19)% Loan Fees and Sales 2.9 (.1) (3)% .3 12% Other 13.5 .1 1% (1.5) (10)% Total Non-Interest Income $144.9 $1.9 1% $8.1 6% Bank Card: Corporate card fees increased over Q3 due to lower rewards and network expense. Trust Fees: Increase over the prior year was driven by higher private client fees. Deposit Account Charges and Other Fees: Increase over the prior year was due to higher corporate cash management fees.

NON-INTEREST EXPENSE HIGHLIGHTS 13 4Q23 vs. 3Q23 4Q23 vs. 4Q22 $ in millions 4Q23 $ Change % Change $ Change % Change Salaries and Employee Benefits $147.5 $.7 0% $9.0 6% Net Occupancy 13.9 (.0) (0)% 2.2 18% Deposit Insurance 20.3 16.3 404% 17.2 544% Equipment 5.1 .4 9% .1 2% Supplies and Communication 5.2 .3 6% .8 18% Data Processing and Software 31.1 .4 1% 3.2 11% Marketing 6.5 .3 5% 1.1 20% Other 21.5 4.9 29% 1.1 5% Total Non-Interest Expense $251.3 $23.2 10% $34.5 16% Salaries and employee benefits: Flat compared to the prior quarter; increase over the prior year was due to higher full-time salaries and medical expense. Deposit Insurance: Includes a $16.0 million special FDIC assessment1. Data processing: Increase over the prior year was due to higher bank card fees expense and increased costs for service providers. Other: Increase over Q3; included higher deferred compensation fair value adjustments ($2.3 million). 1Accrued in 4Q23

14 LIQUIDITY AND CAPITAL

LIQUIDITY AND CAPITAL HIGHLIGHTS 15 • $2.2B of cash at Federal Reserve Bank (FRB) at Q4. • Final FHLB advances matured as planned. • AFS debt securities portfolio duration of 4.1 years. • Cash flows from maturities and paydowns of investments and resale agreements of approximately $2.1B expected over the next twelve months. – AFS debt securities of $1.8B – Securities purchased under agreements to resell of $325MM Liquidity / Borrowing • TCE/TA of 8.85%, an increase of 107 bps over Q3. Tier 1 leverage at 11.25%. • Purchased $20.2MM of common stock vs. $19.8MM in Q3. • AOCI loss decreased from $(1.2B) at Q3 to $(891MM) at Q4. • No Held-To-Maturity securities. Capital • QTD Average loan to deposit ratio of 68%. • Uninsured deposits1 of 35% of total deposits at Q4. • The remaining brokered deposits of $402MM, from the boost in short-term liquidity levels during Q2, matured in Q4. Deposits 1Excludes affiliate and collateralized deposits

2019 2020 2021 2022 3Q23 4Q23 $1.8 $2.3 $3.0 $2.8 $2.3 $2.3 3Q23 4Q23 $2.3 $2.5 DEPOSIT BALANCE TRENDS Segment view $ in billions 16 2019 2020 2021 2022 3Q23 4Q23 $7.8 $9.9 $12.0 $11.9 $10.5 $10.6 2019 2020 2021 2022 3Q23 4Q23 $10.2 $11.3 $12.8 $13.4 $12.1 $12.1 Commercial Consumer Wealth Average Balance Period End 3Q23 4Q23 $12.3 $12.4 Period EndAverage Balance Average Balance Period End Segment balances do not include brokered deposits. 2019 through 2022 are full year average balances. 3Q23 4Q23 $10.0 $10.4

DEPOSIT PORTFOLIO CHARACTERISTICS 17 Percent of accounts under $250,000 Percent of deposits ($) uninsured1 Average balance of accounts <$250,000 Average balance of accounts 99% 35% $13,404 $25,902 Uninsured Deposit Analysis $ in billions 12/31/2023 Uninsured Deposits $ 10.8 Less: Affiliate Deposits $ 0.3 Less: Collateralized Deposits $ 1.7 Uninsured deposits1 $ 8.8 Total Deposits $ 25.4 Uninsured deposits1 as % of Total Deposits 35% 1Excludes affiliate and collateralized deposits

Hedging Structures: Four floor contracts (indexed to 1 Month SOFR) to hedge the risk of declining interest rates on floating rate commercial loans. The contracts have a term of 6 years. • 3.5% floor contract with a notional value of $500 million. The contract begins 7/2024. • 3.25% floor contract with a notional value of $500 million. The contract begins 11/2024. • 3.0% floor contract with a notional value of $500 million. The contract begins 3/2025. • 2.75% floor contract with a notional value of $500 million. The contract begins 7/2025. WELL-POSITIONED FOR MULTIPLE RATE ENVIRONMENTS 18 Opportunities to enhance and protect NII in a rising rate environment. • Net yield on interest earning assets increased 6 bps over Q3 to 3.17%. • Loan yield increased 13 bps over Q3 to 6.15%. • Total deposit costs increased 13 bps over Q3 to 1.34%. • As of December 31, 2023, 57% of loans were variable rate, (73% commercial, 27% consumer). • Large core deposit base and historically low betas. Cost of Total Deposits & Deposit Beta: Prior & Current Fed Cycle Cost of Total Deposits Before Fed Rate Increases End of Fed Rate Increases / Current Deposit Beta1 Commerce (3Q2015 – 2Q2019) .12% .38% 12% Peer Median (3Q2015 – 2Q2019) .23% .85% 27% Commerce (4Q2021 – 4Q2023) .03% 1.34% 25% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Quarter in the Fed Cycle Source: S&P Global Market Intelligence 1 Fed Rate increase cycle from 3Q2015 through 2Q2019, +225 bps; Fed Rate increase cycle from 4Q2021 through 4Q2023, +525 bps Effective Fed Funds Rate (3Q2015 - 2Q2019) Effective Fed Funds Rate (4Q2021 - Current) 3Q2015 / 4Q2021

Over 57% of total loans are variable; 65% of commercial loans have floating rates SUMMARY OF FIXED & FLOATING LOANS 40% 60% Business Total Loans: $6.0B Fixed Variable C om m er ci al 61% 39% Personal RE Total Loans: $3.0B C on su m er 100% HELOC Total Loans: $0.3B 41% 59% Business RE Total Loans: $3.7B 95% 5% Consumer Card Total Loans: $0.6B 73% 27% Consumer Total Loans: $2.1B 19 97% 3% Construction Total Loans: $1.4B As of 12/31/2023

8% 12% 54% 21% 5% Composition of AFS Portfolio Treasury & agency Municipal MBS Other asset backed Corporate HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield QTD – Dec. 31, 2023 Avg Rate Duration (yrs) Treasury & agency1 1.12% 2.0 Municipal 1.94%2 5.4 MBS 2.05% 5.4 Other asset-backed 2.30% 1.0 Corporate 1.85% 3.4 Total 2.10% 4.1 20 Total available for sale securities Average balance: $9.6 billion, at fair value As of December 31, 2023

Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 21 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of September 30, 2023 2Period-end balances, as of December 31, 2023 3Includes loans held for sale, for the quarter ended December 31, 2023 15.1% 15.0% 13.8% 13.0% 12.6% 12.1% 12.1% 12.0% 11.7% 11.5% 11.1% 11.1% 11.0% 10.9% 10.8% 10.8% 10.8% 10.5% 10.2% 10.1% CBSH PB CFR UBSI UCBI BOKF HWC SFNC OZK SSB FULT ONB FIBK PNFP ABCB CADE UMBF FNB WTFC ASB Peer Median: 11.1% Core Deposits $22.5 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits 68% Average Loan to Deposit Ratio184% 89%11% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market Certificates of Deposits Commerce Peer Average

$5.6 $9.8 $8.0 $4.5 $14.5 4Q22 3Q23 4Q23 MAINTAINING STRONG CREDIT QUALITY 22 Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $150.1 $162.2 $162.4 $269.8 $304.6 4Q22 3Q23 4Q23 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH $8.3 $8.2 $7.3 $97.3 $108.0 4Q22 3Q23 4Q23 Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 18.1x 19.8x 22.2x 4.3x 3.8x 4Q22 3Q23 4Q23 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - CBSH ACL / NALs - Peer AverageNALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .05% NALs / Total Loans – Peer Average .05% .04% .41% .42% ACL / Total Loans – Peer Average .92% .95% .94% 1.15% 1.22% .14% .23% .19% .08% .22% Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HWC, ONB, OZK, PB, PNFP, SFNC, SSB, UBSI, UCBI, UMBF, WTFC 1As a percentage of average loans (excluding loans held for sale)

ALLOCATION OF ALLOWANCE 23 CECL allowances reflect the economic and market outlook Sept. 30, 2023 Dec. 31, 2023 $ in millions Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Business $ 48.0 .81% $ 47.1 .78% Bus R/E 30.2 .83% 29.7 .80% Construction 32.4 2.10% 31.4 2.17% Commercial total $ 110.6 1.00% $ 108.2 .97% Consumer 11.4 .54% 11.6 .56% Consumer CC 27.5 4.79% 28.7 4.86% Personal R/E 10.9 .36% 12.0 .40% Revolving H/E 1.7 .54% 1.8 .55% Overdrafts .1 3.33% .1 1.62% Consumer total $ 51.6 .86% $ 54.2 .90% Allowance for credit losses on loans $ 162.2 .95% $ 162.4 .94% 1.47% 1.44% 1.35% 1.22% 1.07% 0.88% 0.90% 0.92% 0.96% 0.94% 0.95%0.94% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% $100 $150 $200 $250 1.14% 1Q $240.7 2Q $236.4 3Q $220.8 4Q $200.5 1Q $172.4 1.10% 2Q $162.8 3Q $150.0 0.99% 4Q $134.7 0.87% 1Q $138.0 2Q $143.4 3Q $150.1 $139.6 $159.3 1Q $158.7 0.95% 2Q4Q1/1 3Q $162.4 $171.7 4Q $162.2 Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 202220212020 2023

Quick Facts: Small Business Investment Company (SBIC) founded in 1959 Nationwide footprint with Greater Midwest Focus 36 Portfolio Companies Representing $885.8 million in Revenue Over 3,100 Employees Fair Value as of December 31, 2023: $176.7 million Investment Criteria • Manufacturing, distribution and certain service companies • Cash flow positive • Good management • Consistent financial performers • Operate in niche markets • Significant and defensible market positions • Differentiated products and services • Scalable business platforms Target Parameters • Revenues - $10 million to $100 million • EBITDA - $2 million to $7 million CAPITAL FOR BUSINESS® A middle-market private equity firm focused on the success of industrial growth companies Transaction Types Management buyouts Leveraged buyouts Succession plans Recapitalizations Corporate divestitures Investment Structures Subordinated debt Preferred stock Common stock Warrants Other Information Co-investors Majority control Target 5-7 year hold period Management participation 24

NON-GAAP RECONCILIATIONS 25 For The Three Months Ended (DOLLARS IN THOUSANDS) Dec. 31, 2023 Sep. 30, 2023 Dec. 31, 2022 A Net Interest Income $ 248,421 $ 248,547 $ 254,641 B Non-Interest Income $ 144,879 $ 142,949 $ 136,825 C Non-Interest Expense $ 251,254 $ 228,010 $ 216,740 Pre-Provision Net Revenue (A+B-C) $ 142,046 $ 163,486 $ 174,726 Pre-tax, Pre-provision Net Revenue